UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒         Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Invesco QQQ TrustSM, Series 1

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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More than 50% of Shareholders have Voted FOR the Proposals BUT WE NEED 51%! We are pleased to report that as of December 5, more than 50% of Invesco QQQ Trust, Series 1 (QQQ) shareholders have voted FOR the Proposals being brought to shareholders in a Special Shareholder Meeting for QQQ (the Meeting). Of the votes received, over 92% have been in favor of the Proposals. At least 51% of QQQ shares entitled to vote are necessary to approve the Proposals. Although we are exceptionally close to the needed vote total, to allow for additional time to get the vote, the Meeting has been adjourned until December 19, 2025 at 7:00 a.m. Central Time. Adjournments are typical for proposals like this, and your vote can help get these beneficial proposals across the finish line. If you have already voted some or all of your shares – THANK YOU! Your votes are part of the tally and you will not need to do anything before the rescheduled Meeting. Regardless of the number of shares you own, please Vote! All proxy materials can be found at: https://proxyvotinginfo.com/p/qqq What are the BENEFITS to you? What stays the SAME? • Same Index: QQQ will continue • Lower costs: Enjoy a reduced expense ratio – dropping from 0.20% to 0.18%. to track the Nasdaq-100® Index. • Greater transparency: Oversight by a • Same Team: Managed by the majority independent Board. same experienced team you • No tax surprises: This change will not trigger trust. any tax consequences for you. How can I vote my shares? 1) Vote by Mail Please 2) Vote by Internet or Touch Tone Phone 3) If you have any questions or need help voting, please call Invesco’s proxy solicitor, Sodali & Co. Fund Solutions, toll- Vote free at 1-800-886-4839. Hours of Operation: • Monday – Friday: 10:00 am to 11:00 pm ET • Saturday: 12:00 pm to 5:00 pm ET Now! QQQ ADJ6 S19597

Subject line: Lower QQQ costs proposed: here’s how to support the change

Hi [FA NAME],

Invesco is asking shareholders to approve reclassification from its original unit investment trust (UIT) format to a more flexible open-ended ETF structure. QQQ will continue to provide the same access to the Nasdaq-100 Index, and the transition will be seamless and tax-free for your clients. The most important change is that QQQ’s expense ratio will decrease 10%, meaning more of your clients’ investment working for them.

Once you or your clients vote, they won’t receive any more reminders. And it only takes a moment, so act now!

To vote on your clients’ behalf:

To vote on behalf of multiple clients, simply send their names and ZIP codes to:

QQQFA@info.sodali.com

1-888-912-4607

To inform your clients:

To help you inform clients, here’s a customizable client letter you can send directly to those who can vote.

Download the client letter

Proxy voting

Deadline: December 4, 2025

Let me know if you have any questions or need support.

Best,

[YOUR SIGNATURE]

For Institutional Investor Use Only — Not for Use With the Public

This email has been sent on behalf of Invesco Ltd. or an Invesco affiliate:

1331 Spring Street NW, Suite 2500, Atlanta, GA 30309

invesco.com/us 12/25 NA5032332 Invesco Distributors, Inc.

Subject line: Lower QQQ costs proposed: here’s how to support the change

Hi [FA NAME],

Invesco is asking shareholders to approve reclassification from its original unit investment trust (UIT) format to a more flexible open-ended ETF structure. QQQ will continue to provide the same access to the Nasdaq-100 Index, and the transition will be seamless and tax-free for your clients. The most important change is that QQQ’s expense ratio will decrease 10%, meaning more of your clients’ investment working for them.

Once you or your clients vote, they won’t receive any more reminders. And it only takes a moment, so act now!

To vote on your clients’ behalf:

Call Sodali, Invesco QQQ’s proxy solicitor, at the VIP number below. They will guide you through the process of voting on behalf of your clients.

1-888-989-7135

To inform your clients:

To help you inform clients, here’s a customizable client letter you can send directly to those who can vote.

Download the client letter

Proxy voting

Deadline: December 4, 2025

Let me know if you have any questions or need support.

Best,

[YOUR SIGNATURE]

For Institutional Investor Use Only — Not for Use With the Public

This email has been sent on behalf of Invesco Ltd. or an Invesco affiliate:

1331 Spring Street NW, Suite 2500, Atlanta, GA 30309

invesco.com/us 12/25 NA5032352 Invesco Distributors, Inc.

Thank you for calling Invesco.

If you have questions regarding the Special Meeting of Shareholders for the Invesco QQQ Trust, Series 1, taking place on December 19, 2025 in Downers Grove, Illinois, Press 1.

If you plan to attend the Special Meeting of Shareholders of Invesco QQQ Trust, Series 1, Press 2.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Special Meeting of Shareholders of Invesco QQQ Trust, Series 1, which is currently scheduled for 7:00 a.m. Central Daylight Time on December 19, 2025.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

QUESTIONS & ANSWERS:

Invesco QQQ TrustSM, Series 1 (the “Trust”)

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card and/or voting instruction card. You will need the control number from your proxy card and/or voting instruction card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card and/or voting instruction card. You will need the control number from your proxy card and/or voting instruction card to vote by telephone.

•	You may indicate your vote on the proxy card and/or voting instruction card and return it in the postage-paid envelope mailed to you with your proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve three proposals. The proposals are:

•

Proposal 1: To approve amendments to the Trust’s Trust Indenture and Agreement and Standard Terms and Conditions of Trust (the “Governing Instruments”) that are intended to change the Trust’s classification under the Investment Company Act of 1940, as amended, from a unit investment trust to an open-end management investment company.

•

Proposal 2: To approve the election of nine (9) trustees to serve on the Board of Trustees of the Trust following the amendment of the Governing Instruments (Proposal 1) replacing the existing Trustee (a bank) with a slate of individual trustees.

•	Proposal 3: To approve an investment advisory agreement between the Trust and Invesco Capital Management LLC (“Invesco” or the “Sponsor”).

The proposed changes will only take effect if all three proposals are approved by the Trust’s shareholders.

HOW DOES INVESCO RECOMMEND THAT I VOTE?

Invesco recommends that you vote FOR all three of the proposals.

WHY SHOULD I VOTE?

Every vote is important – this means your vote too. If shareholders fail to vote their proxies, the Trust may not receive enough votes to go forward with the December 19, 2025 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Sodali & Co. Fund Solutions as the Trust’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call and other solicitations from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxyvote.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between the www.proxyvote.com Web server and a shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. www.proxyvote.com verifies the number and presents the shareholder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, www.proxyvote.com uses only control numbers to register votes.

HOW DO I SIGN THE PROXY CARD AND/OR VOTING INSTRUCTION CARD?

The following general rules for signing proxy cards and/or voting instruction cards could help you avoid the time and expense involved in validating your vote if you fail to sign your proxy card and/or voting instruction card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card and/or voting instruction card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card and/or voting instruction card (for example, “trustee”) should be indicated, along with the individual’s signature and full title. If a corporation, limited liability company, or partnership is signing the proxy card and/or voting instruction card, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on December 19, 2025 at 7:00 a.m. Central Time.

As a general matter, a vote submitted by mail must generally be sent 10 days in advance of the meeting to be received and processed, while a vote submitted via phone or the Internet must generally be submitted by 12 a.m. Eastern Time the day before the meeting to be deemed received.

To ensure we receive your vote in time, we urge you to mail your proxy card or record your voting instructions by telephone or via the Internet today.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?

Further details about the proposals are available in the proxy statement or by visiting https://proxyvotinginfo.com/p/qqq.